U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 13, 2017

Inrad Optics, Inc.

(Exact name of registrant as specified in its charter)

New Jersey	000-11668	22-2003247
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

181 Legrand Avenue, Northvale, New Jersey	07647
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (201) 767-1910

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrants’s Certifying Accountant.

(a)	Dismissal of Previous Independent Registered Public Accounting Firm

	(i)	On December 13, 2017, Inrad Optics, Inc. (the “Company”) dismissed its independent registered public accounting firm, Baker Tilly Virchow Krause, LLP (“Baker Tilly”).

	(ii)	The report of Baker Tilly on the consolidated financial statements and the related balance sheets of the Company as of December 31, 2016 and 2015, and the related consolidated statements of operations, shareholders’ equity, and cash flows for the years ended December 31, 2016 and 2015 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

	(iii)	The decision to change the independent registered public accounting firm was recommended and approved by the Audit Committee of the Board of Directors of the Company.

	(iv)	During the Company’s two most recent fiscal years ended December 31, 2016 and December 31, 2015, and any subsequent interim periods through December 13, 2017, the date of dismissal, (a) there were no disagreements with Baker Tilly on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Baker Tilly, would have caused it to make reference thereto in its reports on the consolidated financial statements for such years and (b) there were no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.

	(v)	On December 14, 2017, the Company provided Baker Tilly a copy of this Current Report and has requested that it furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b)	Appointment of New Independent Registered Public Accounting Firm

On December 13, 2017, the Board of Directors of the Company engaged PKF O’Connor Davies LLP, Certified Public Accountants (“PKF”) as its new independent registered public accounting firm to audit and review the Company’s consolidated financial statements. During the two most recent fiscal years ended December 31, 2016 and December 31, 2015 and any subsequent interim periods through the date hereof prior to the engagement of PKF, neither the Company, nor someone on its behalf, has consulted PKF regarding:

	(i)	either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and either a written report was provided to the Company or oral advice was provided that the new independent registered public accounting firm concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

	(ii)	any matter that was either the subject of a disagreement as defined in paragraph 304(a)(1)(iv) of Regulation S-K or a reportable event as described in paragraph 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits .

Exhibit No.	Description
16.1	Letter from Baker Tilly Virchow Krause, LLP, addressed to the U.S. Securities and Exchange Commission

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: December 18, 2017
	By:	/s/ William J. Foote
CFO, Secretary and Treasurer Inrad Optics, Inc.